                                                               EXHIBIT 4.2

                                                               Execution Version


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                             ALLIED HOLDINGS, INC.
                                      AND
               THE GUARANTORS NAMED ON THE SIGNATURE PAGES HERETO





                                  $150,000,000

                          8 5/8% Senior Notes due 2007





                               Purchase Agreement

                               September 19, 1997




                            BEAR, STEARNS & CO. INC.
                          BT ALEX. BROWN INCORPORATED
                       NATIONSBANC CAPITAL MARKETS, INC.



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                             ALLIED HOLDINGS, INC.

                                  $150,000,000

                          8 5/8% Senior Notes due 2007


                               PURCHASE AGREEMENT

                                                              September 19, 1997
                                                              New York, New York

BEAR, STEARNS & CO. INC.
BT ALEX. BROWN INCORPORATED
NATIONSBANC CAPITAL MARKETS, INC.
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York  10167

Ladies & Gentlemen:

                 Allied Holdings, Inc., a Georgia corporation (the "Company"), proposes to issue and sell to Bear, Stearns & Co. Inc., BT Alex. Brown Incorporated NationsBanc Capital Markets, Inc. (together, the "Initial Purchasers") $150,000,000 in aggregate principal amount of 8 5/8% Series A Senior Notes due 2007 (the "Series A Notes"), subject to the terms and conditions set forth herein. The Series A Notes will be issued pursuant to an indenture (the "Indenture"), to be dated the Closing Date (as defined), among the Company, the Guarantors (as defined) and The First National Bank of Chicago, as trustee (the "Trustee"). The Series A Notes will be fully and unconditionally guaranteed (the "Guarantees" and, together with the Series A Notes, the "Securities") as to payment of principal, interest, Liquidated Damages and premium, if any, on an unsecured senior basis, jointly and severally, by each entity listed on Exhibit A hereto (collectively, the "Allied Guarantors") and by each entity listed on Exhibit B hereto (collectively, the "Ryder Guarantors" and, together with the Allied Guarantors, the "Guarantors" and, together with the Company, the "Issuers") that will be acquired by the Company pursuant to the Acquisition (as defined). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Indenture.

                 The offering of the Securities is being made in connection with the acquisition (the "Acquisition") by the Company of Ryder Automotive Carrier Services, Inc., RC Management Corp. and certain related assets ("Ryder"), pursuant to that certain Acquisition Agreement by and among the Company, A H Acquisition Corp., Canadian Acquisition Corp., Axis North America, Inc. and Ryder System, Inc. (together with all schedules, ancillary agreements and any side- letters entered into in connection with the Acquisition, the "Acquisition Agreement"), dated August 20, 1997.

         1. Issuance of Securities. The Issuers propose, upon the terms and subject to the conditions set forth herein, to issue and sell to the Initial Purchasers an aggregate of $150,000,000 in principal amount of Securities. The Series A Notes and the Series B Notes (as defined) issuable in exchange therefor are collectively referred to herein as the "Notes."

         Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act of 1933, as amended (the "Act"), the Series A Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

         "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS NOT A U.S. PERSON AND IS NOT ACQUIRING THIS SECURITY FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY, (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

         2. Offering. The Securities will be offered and sold to the Initial Purchasers pursuant to an exemption from the registration requirements under the Act. The Company has prepared a preliminary offering memorandum, dated August 28, 1997 (the "Preliminary Offering Memorandum"), and a final offering memorandum, dated the date hereof (the "Offering Memorandum"), relating to the Issuers, the Acquisition and the Securities.





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         The Initial Purchasers have advised the Company that the Initial
Purchasers will make offers (the "Exempt Resales") of the Securities on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers," as defined in Rule 144A under the Act ("QIBs"), and (ii) non-U.S. persons outside the United States in reliance upon Regulation S ("Regulation S") under the Act ("Reg S Investors"). The QIBs and Reg S Investors are collectively referred to herein as the "Eligible Purchasers."
The Initial Purchasers will offer the Securities to such Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

         Holders (including subsequent transferees) of the Securities will have the registration rights set forth in the registration rights agreement relating thereto (the "Registration Rights Agreement"), to be substantially in the form of Exhibit F hereto and dated the Closing Date, for so long as such Securities constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Issuers will agree to file with the Securities and Exchange Commission (the "Commission"), under the circumstances set forth therein, (i) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to the 8 5/8% Series B Notes due 2007 (the "Series B Notes") and the guarantees thereof by the Guarantors, (the "Series B Guarantees" and, together with the Series B Notes, the "Exchange Securities") to be offered in exchange for the Securities (the "Exchange Offer") and (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, the "Registration Statements") relating to the resale by certain holders of the Securities, and to use their reasonable best efforts to cause such Registration Statements to be declared effective and to consummate the Exchange Offer. This Agreement, the Notes, the Guarantees, the Series B Guarantees, the Indenture, the Registration Rights Agreement, the Acquisition Agreement and the New Credit Facility (as defined in the Offering Memorandum) are hereinafter referred to collectively as the "Operative Documents."

         3. Purchase, Sale and Delivery. (a) On the basis of the representations, warranties and covenants contained in this Agreement, and subject to its terms and conditions, the Company and the Allied Guarantors agree to issue and sell (and to cause the Ryder Guarantors to issue and sell) to each Initial Purchaser, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Issuers, the principal amount of Securities set forth opposite its name on Schedule I hereto. The purchase price for the Securities will be $970 per $1,000 principal amount Series A Notes.

         (b) Delivery of the Securities shall be made, against payment of the purchase price therefor, at the offices of Troutman Sanders LLP, Atlanta, Georgia or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m., New York City time, on September 30, 1997 or at such other time as shall be agreed upon by the Initial Purchasers and the Company. The time and date of such delivery and payment are herein called the "Closing Date."

         (c) On the Closing Date, one or more Securities in definitive form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), having an aggregate amount corresponding to the aggregate amount of the Securities sold pursuant to Exempt Resales to Eligible Purchasers (the "Global Note") shall be delivered by the Issuers to the Initial Purchasers (or as the Initial Purchasers direct), against payment by the Initial Purchasers of the purchase price therefor, by wire transfer of same day funds, to an account designated by the Company, provided that the Company shall give at least two business days' prior written notice to the Initial Purchasers of the information required to effect such wire transfer. The Global Note shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m. New York City time, on the business day immediately preceding the Closing Date.





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         4.      Agreements of the Company and the Allied Guarantors.  The
Company and the Allied Guarantors, jointly and severally, covenant and agree with the Initial Purchasers as follows:

                 (a) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, confirm such advice in writing,
         (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority and (ii) of the happening of any event that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires the making of any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Company and the Allied Guarantors shall use their reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Securities under any state securities or Blue Sky laws and, if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of any Securities under any state securities or Blue Sky laws, the Company and the Allied Guarantors shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

                 (b) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers to the Company, without charge, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, including all documents incorporated therein by reference, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request. The Company and the Allied Guarantors consent to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchasers in connection with Exempt Resales.

                 (c) Not to amend or supplement the Preliminary Offering Memorandum or the Offering Memorandum prior to the Closing Date unless the Initial Purchasers shall previously have been advised thereof and shall not have made a reasonable objection thereto within a reasonable time after being furnished a copy thereof. The Company and the Allied Guarantors shall promptly prepare, upon the Initial Purchasers' request, any amendment or supplement to the Preliminary Offering Memorandum or the Offering Memorandum that may be reasonably necessary or advisable in connection with Exempt Resales.

                 (d) If, after the date hereof and prior to consummation of any Exempt Resale, any event shall occur as a result of which, in the judgment of the Company and the Allied Guarantors or in the reasonable opinion of counsel for the Company and the Allied Guarantors or counsel for the Initial Purchasers, it becomes necessary or advisable to amend or supplement the Preliminary Offering Memorandum or Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser which is a prospective purchaser, not misleading, or if it is necessary or advisable to amend or supplement the Preliminary Offering Memorandum or Offering Memorandum to comply with applicable law, (i) to notify the Initial Purchasers and (ii) forthwith to prepare an appropriate amendment or supplement to such Preliminary Offering Memorandum or Offering Memorandum so that the statements therein as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Preliminary Offering Memorandum or Offering Memorandum will comply with applicable law.





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


                 (e) To cooperate with the Initial Purchasers and counsel for the Initial Purchasers in connection with the qualification or registration of the Securities under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may reasonably request and to continue such qualification in effect so long as required for the Exempt Resales; provided, however, that none of the Company or the Allied Guarantors shall be required in connection therewith to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to service of process in suits or taxation, in each case, other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales, in any jurisdiction where it is not now so subject.

                 (f) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to the performance of the obligations of the Company and the Allied Guarantors hereunder, including in connection with: (i) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements) and all amendments and supplements thereto required pursuant hereto, (ii) the preparation (including, without limitation, duplication costs) and delivery of all agreements, correspondence and all other documents prepared and delivered in connection herewith and with the Exempt Resales, (iii) the issuance, transfer and delivery of the Securities to the Initial Purchasers,
         (iv) the qualification or registration of the Securities for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the cost of printing and mailing a preliminary and final Blue Sky Memorandum and the reasonable fees and disbursements of counsel for the Initial Purchasers relating thereto),
         (v) furnishing such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be requested for use in connection with Exempt Resales, (vi) the preparation of certificates for the Securities (including, without limitation, printing and engraving thereof), (vii) the fees, disbursements and expenses of the Issuers' counsel and accountants,
         (viii) all fees and expenses (including fees and expenses of counsel) of the Company in connection with the approval of the Notes by DTC for "book-entry" transfer, (ix) rating the Securities by rating agencies,
         (x) the fees and expenses of the Trustee and its counsel, (xi) the performance by the Issuers of their obligations under the other Operative Documents and (xii) "roadshow" travel and other expenses incurred in connection with the marketing and sale of the Securities.

                 (g) To use the proceeds from the sale of the Securities in the manner described in the Offering Memorandum under the caption "Use of Proceeds."

                 (h) Not to voluntarily claim, and to resist actively any attempts to claim, the benefit of any usury laws against the holders of any Securities or Exchange Securities.

                 (i) To do and perform all things required to be done and performed under this Agreement by them prior to or after the Closing Date and to satisfy all conditions precedent on their part to the delivery of the Securities.

                 (j) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Securities in a manner that would require the registration under the Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Securities or to take any other action that would result in the Exempt Resales not being exempt from registration under the Act.





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


                 (k) For so long as any of the Securities remain outstanding and during any period in which the Issuers are not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available to any holder or beneficial owner of Securities in connection with any sale thereof and any prospective purchaser of such Securities from such holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act.

                 (l) To comply with all of their agreements set forth in the Registration Rights Agreement and all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Securities by DTC for "book-entry" transfer.

                 (m) To effect the inclusion of the Securities in PORTAL and to obtain approval of the Securities by DTC for "book-entry" transfer.

                 (n) During a period of five years following the Closing Date, to deliver without charge to the Initial Purchasers, as they may reasonably request, promptly upon their becoming available, copies of
         (i) all reports or other publicly available information that the Company and/or Guarantors shall mail or otherwise make available to their securityholders and (ii) all reports, financial statements and proxy or information statements filed by the Company and/or Guarantors with the Commission or any national securities exchange and such other publicly available information concerning the Company and/or Guarantors or any of their subsidiaries, including without limitation, press releases.

                 (o) Prior to the Closing Date, to furnish to the Initial Purchasers, as soon as they have been prepared in the ordinary course by the Company and each Guarantor, copies of any unaudited interim financial statements for any period subsequent to the periods covered by the financial statements appearing in the Offering Memorandum.

                 (p) Not to take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company or any of the Guarantors to facilitate the sale or resale of the Securities. Except as permitted by the Act, the Company and the Allied Guarantors will not (and will not permit the Ryder Guarantors to) distribute any (i) preliminary offering memorandum, including, without limitation, the Preliminary Offering Memorandum, (ii) offering memorandum, including, without limitation, the Offering Memorandum, or
         (iii) other offering material in connection with the offering and sale of the Notes.

                 (q) To cause the Ryder Guarantors to authorize, execute and deliver this Agreement, the Registration Rights Agreement, the Guarantees and the Indenture.

                 (r) To use their best efforts to do and perform all things required or necessary to be done and performed under this Agreement prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Securities.

         5. Representations and Warranties. (a) The Company and the Allied Guarantors, jointly and severally, represent and warrant to each of the Initial Purchasers that (all of such representations and warranties shall be deemed to include Ryder, and all references to the Issuers and their non-Guarantor Subsidiaries in this Section 5 shall assume that the Acquisition has been consummated as of the date hereof in accordance with the terms and conditions of the Acquisition Agreement):





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                 (i)  All of the representations and warranties of the parties to the Acquisition Agreement made in the Acquisition Agreement are true and correct as if made on and as of the date hereof and the Closing Date.

                 (ii) The Preliminary Offering Memorandum as of its date does not, and the Offering Memorandum as of its date and as of the Closing Date does not and will not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph shall not apply to statements in or omissions from the Preliminary Offering Memorandum and the Offering Memorandum (or any supplement or amendment thereto) made in reliance upon and in conformity with information relating to an Initial Purchaser furnished to the Company in writing by such Initial Purchaser expressly for use therein. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

                 (iii) (A) The documents incorporated by reference in the Offering Memorandum, when they became effective or were filed with the Commission or were amended, as the case may be, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (B) the documents incorporated by reference in the Offering Memorandum when they became effective or were filed with the Commission or were amended, as the case may be, conformed in all material respects to the requirements of the Exchange Act; and (C) any further documents so filed and incorporated by reference in the Offering Memorandum or any further amendment or supplement hereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Exchange Act.

                 (iv)  Each of the Issuers and their non-Guarantor subsidiaries
         (A) has been duly incorporated or otherwise formed and is validly existing as a corporation or limited partnership, as the case may be, in good standing under the laws of its jurisdiction of formation; (B) has all requisite corporate or partnership power and authority, as the case may be, to carry on its business as it is currently being conducted and as described in the Offering Memorandum and to own, lease and operate its properties; and (C) is duly qualified and in good standing as a foreign corporation or limited partnership, as the case may be, authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified could reasonably be expected to (x) result, individually or in the aggregate, in a material adverse effect on the properties, business, results of operations, condition (financial or otherwise), affairs or prospects of the Issuers and their non-Guarantor subsidiaries, taken as a whole, (y) interfere with or adversely affect the issuance or marketability of the Securities pursuant hereto or (z) in any manner draw into question the validity of this Agreement or any other Operative Document or the transactions described in the Offering Memorandum under the captions "The Acquisition" and "Use of Proceeds" (any of the events set forth in clauses (x), (y) or (z), a "Material Adverse Effect").

                 (v) The Company has no subsidiaries other than the Allied Guarantors and the entities listed on Exhibit C (the "Allied Foreign Subsidiaries"); after giving effect to the Acquisition, the





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

         Company will have no subsidiaries other than the Guarantors, the Allied Foreign Subsidiaries and the entities listed on Exhibit D (the "Ryder Foreign Subsidiaries").

                 (vi) All of the outstanding capital stock of each subsidiary (other than Allied Systems, Ltd.) of the Company is owned by the Company, free and clear of any security interest, claim, lien, limitation on voting rights or encumbrance, except for any such security interest, claim, lien, limitation on voting rights or encumbrance pursuant to the New Credit Facility; and all such securities have been duly authorized, validly issued, and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. The Company owns, directly or through its subsidiaries, the sole general partnership interest in Allied Systems, Ltd., free and clear of any security interest, claim, lien, limitation on voting rights or encumbrance, except for any such security interest, claim, lien, limitation on voting rights or encumbrance pursuant to the New Credit Facility. The Company's general partnership interest, including the interest owned by its subsidiaries, in Allied Systems, Ltd. represents the right to 99% of the profits and losses of Allied Systems, Ltd. and the sole limited partners of Allied Systems Ltd. are subsidiaries of the Company.

                 (vii) There are not currently any outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any capital stock or other equity interest of the Company's subsidiaries.

                 (viii) When the Securities are issued and delivered pursuant to this Agreement, none of the Securities will be of the same class (within the meaning of Rule 144A under the Act) as securities of any of the Issuers that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

                 (ix) Each of the Issuers has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Operative Documents to which it is a party and to consummate the transactions contemplated hereby and thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Securities and the Exchange Securities as provided herein and therein.

                 (x) This Agreement has been duly and validly authorized, executed and delivered by each of the Company and the Allied Guarantors and is the legal, valid and binding agreement of each of the Company and the Allied Guarantors, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

                 (xi) The Indenture has been duly and validly authorized by each of the Company and the Allied Guarantors and, when duly executed and delivered by each of the Company and the Allied Guarantors, will be the legal, valid and binding obligation of each of the Company and the Allied Guarantors, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. The Offering Memorandum contains a summary of the terms of the Indenture, which is accurate in all material respects.





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                 (xii)  The Registration Rights Agreement has been duly and validly authorized by each of the Company and the Allied Guarantors and, when duly executed and delivered by each of the Company and the Allied Guarantors, will be the legal, valid and binding obligation of each of the Company and the Allied Guarantors, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Offering Memorandum contains a summary of the terms of the Registration Rights Agreement, which is accurate in all material respects.

                 (xiii) The New Credit Facility has been duly and validly authorized by each of the Company and its subsidiaries party thereto and, when duly executed and delivered by each of the Company and such subsidiaries, will be the legal, valid and binding obligation of each of the Company and such subsidiaries, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Offering Memorandum contains a summary of the terms of the New Credit Facility, which is accurate in all material respects. The Company will have at least $100.0 million of borrowings available to it under the New Credit Facility (giving effect to the borrowing base requirements of the New Credit Agreement) after the closing of the sale of Securities hereunder, the receipt by the Company of the proceeds therefore, initial borrowings under the New Credit Facility (as described in the Offering Memorandum under the caption "Capitalization") and the consummation of the Acquisition.

                 (xiv) The Acquisition Agreement has been duly and validly authorized, executed and delivered by the Company and the Company's subsidiaries that are parties thereto and is the legal, valid and binding obligation of the Company and the Company's subsidiaries that are parties thereto, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Offering Memorandum contains a summary of the terms of the Acquisition Agreement, which is accurate in all material respects.

                 (xv) The Series A Notes have been duly and validly authorized by the Company for issuance and sale to the Initial Purchasers pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, will be the legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Offering Memorandum contains a summary of the terms of the Notes, which is accurate in all material respects.

                 (xvi) The Series B Notes have been duly and validly authorized for issuance by the Company and, when issued and authenticated in accordance with the terms of the Exchange Offer and the Indenture, will be the legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

                 (xvii) The Guarantees of the Series A Notes have been duly and validly authorized by each of the Allied Guarantors and, when executed and delivered in accordance with the terms of the Indenture and when the Series A Notes have been issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, will be the legal, valid and binding obligations of each of the Allied Guarantors, enforceable against each of them in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Offering Memorandum contains a summary of the terms of the Guarantees, which is accurate in all material respects.

                 (xviii) The Series B Guarantees have been duly and validly authorized by each of the Allied Guarantors and, when executed and delivered in accordance with the terms of the Indenture and when the Series B Notes have been issued and authenticated in accordance with the terms of the Exchange Offer and the Indenture, will be the legal, valid and binding obligations of each of the Allied Guarantors, enforceable against each of them in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

                 (xix) The statistical and market-related data included in the Offering Memorandum are based on or derived from sources which the Company believes to be reliable and accurate in all material respects.

                 (xx) Each of the Company and its subsidiaries is not and, after giving effect to the Offering and the Acquisition, will not be,
         (A) in violation of its charter or bylaws: (B) in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, which singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect; or (C) in violation of any local, state, federal or foreign law, statute, ordinance, rule, regulation, requirement, judgment or court decree (including, without limitation, environmental laws, statutes, ordinances, rules, regulations, judgments or court decrees) applicable to it or any of its subsidiaries or any of its or their assets or properties (whether owned or leased), which singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Company and the Allied Guarantors, there exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument.

                 (xxi) None of (A) the execution, delivery or performance by any of the Issuers of this Agreement or any of the other Operative Documents to which it is a party; (B) the consummation of the Acquisition; (C) the issuance and sale of the Securities or the Exchange Securities and (D) consummation by the Issuers of the transactions described in the Offering Memorandum under the captions "The Acquisition" and "Use of Proceeds," violates, conflicts with or constitutes a breach of any of the terms or provisions of, or, after giving effect to the Acquisition, will violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company or any of its subsidiaries, or an acceleration of any indebtedness of the Company or any of its subsidiaries pursuant to,
         (1) the charter or bylaws of the Company or any of its subsidiaries, (2) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or their property is or may be bound, (3) any statute, rule or regulation applicable to the Company or any of its subsidiaries or any of their assets or properties or (4) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company or any of its subsidiaries or any of their assets or properties. No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, (A) any court or governmental agency, body or administrative agency or (B) any other person is required for (1) the execution, delivery and performance by any of the Issuers of this Agreement or any of the other Operative Documents to which it is a party, (2) the Acquisition or (3) the issuance and sale of the Securities, the issuance of the Exchange Securities and the transactions contemplated hereby and thereby, except such as have been or will be obtained and made on or prior to the Closing Date (or, in the case of the Registration Rights Agreement and the Exchange Securities, will be obtained and made under the Act, the Trust Indenture Act, and state securities or Blue Sky laws and regulations).

                 (xxii) There is and, after giving effect to the Acquisition, will be (A) no action, suit, investigation or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the best knowledge of the Company and the Allied Guarantors, threatened or contemplated to which the Company or any of its subsidiaries (including subsidiaries to be acquired in the Acquisition) is or may be a party or to which the business or property of the Company or any of its subsidiaries (including subsidiaries to be acquired in the Acquisition), is or, after giving effect to the Acquisition, may be subject; (B) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body; and (C) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Company or any of its subsidiaries (including subsidiaries to be acquired in the Acquisition) is or may be subject or to which the business, assets or property of the Company or any of its subsidiaries (including subsidiaries to be acquired in the Acquisition) is or may be subject, that, in the case of clauses
         (A), (B) and (C) above, (1) is required to be disclosed in the Preliminary Offering Memorandum and the Offering Memorandum and that is not so disclosed, or (2) could reasonably be expected to result in a Material Adverse Effect.

                 (xxiii) No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency that prevents the issuance of the Securities or the Exchange Securities or prevents or suspends the use of the Offering Memorandum; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued that prevents the issuance of the Securities or the Exchange Securities or prevents or suspends the sale of the Securities or the Exchange Securities in any jurisdiction referred to in Section 4(e) hereof; and every request of any securities authority or agency of any jurisdiction for additional information has been complied with in all material respects.

                 (xxiv) The Company has delivered to the Initial Purchasers true and correct copies of all documents and agreements related to the Acquisition and the New Credit Facility, including all amendments, alterations, modifications or waivers thereto and all exhibits, ancillary agreements, side-letters and schedules thereto. Any such documents delivered to the Initial Purchasers in draft form are in substantially final form and constitute the most current drafts thereof.

                 (xxv) There is and, after giving effect to the Acquisition, will be (A) no significant unfair labor practice complaint pending against the Company or any of its subsidiaries (including subsidiaries to be acquired in the Acquisition) nor, to the best knowledge of the Company and the Allied Guarantors, threatened against any of them, before the National Labor Relations Board, any state or local labor relations board or any foreign labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of its subsidiaries (including subsidiaries to be acquired in the Acquisition) or, to the best knowledge of the Company and the Allied Guarantors, threatened against any of them; (B) no significant strike, labor dispute, slowdown or stoppage pending against the Company or any of its subsidiaries (including subsidiaries to be acquired in the Acquisition) nor, to the best knowledge of the Company and the Allied Guarantors, threatened against the Company or any of its subsidiaries (including subsidiaries to be acquired in the Acquisition); and (C) to the best knowledge of the Company and the Allied Guarantors, no union representation question existing with respect to the employees of the Company or any of its subsidiaries (including subsidiaries to be acquired in the Acquisition). To the best knowledge of the Company and the Allied Guarantors, no collective bargaining organizing activities are taking place with respect to the Company or any of its subsidiaries (including subsidiaries to be acquired in the Acquisition). None of the Company or any of its subsidiaries (including subsidiaries to be acquired in the Acquisition) has violated (A) any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees; (B) any applicable wage or hour laws; or (C) any provision of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations thereunder, except those violations that could not reasonably be expected to have a Material Adverse Effect.

                 (xxvi) None of the Company or any of its subsidiaries (including subsidiaries to be acquired in the Acquisition) has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws") which could reasonably be expected to have a Material Adverse Effect.

                 (xxvii) There is no alleged liability, or to the best knowledge of the Company and the Allied Guarantors, potential liability (including, without limitation, alleged or potential liability or investigatory costs, cleanup costs, governmental response costs, natural resource damages, property damages, personal injuries or penalties) of the Company or any of its subsidiaries (including subsidiaries to be acquired in the Acquisition) arising out of, based on or resulting from (a) the presence or release into the environment of any Hazardous Material (as defined) at any location, whether or not owned by the Company or such subsidiary, as the case may be, or (b) any violation or alleged violation of any Environmental Law, which alleged or potential liability is required to be disclosed in the Offering Memorandum, other than as disclosed therein, or could reasonably be expected to have a Material Adverse Effect. The term "Hazardous Material" means (i) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (iii) any petroleum or petroleum product, (iv) any polychlorinated biphenyl, and
         (v) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other law relating to protection of human health or the environment or imposing liability or standards of conduct concerning any such chemical material, waste or substance.

                 (xxviii) Each of the Company and its subsidiaries (including subsidiaries to be acquired in the Acquisition) has and, after giving effect to the Acquisition, will have such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate their respective properties and to conduct their businesses except where the failure to have such permits could not reasonably be expected to result in a Material Adverse Effect; each of the Company and its subsidiaries (including subsidiaries to be acquired in the Acquisition) has and, after giving effect to the Acquisition, will have fulfilled and performed all of its obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit, except where the failure to fulfil such obligations or the occurrence of such event could not reasonably be expected to result in a Material Adverse Effect; and, except as described in the Offering Memorandum, such permits contain no restrictions that are materially burdensome to the Company or such subsidiary, as the case may be.

                 (xxix) Each of the Company and its subsidiaries (including subsidiaries to be acquired in the Acquisition) has and, after giving effect to the Acquisition, will have (A) good and marketable title to all of the properties and assets described in the Offering Memorandum as owned by it, free and clear of all liens, charges, encumbrances and restrictions (except for Permitted Liens (as defined in the Indenture) and taxes not yet payable); (B) peaceful and undisturbed possession under all material leases to which any of them is a party as lessee and each of which lease is valid and binding and no default exists thereunder, except for defaults that could not reasonably be expected to have a Material Adverse Effect; (C) all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and has made all declarations and filings with, all federal, state and local authorities, all self-regulatory authorities and all courts and other tribunals (each, an "Authorization") necessary to engage in the business conducted by any of them in the manner described in the Offering Memorandum and; (D) no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Authorization. All such Authorizations are and, after giving effect to the Acquisition, will be valid and in full force and effect and each of the Company and its subsidiaries (including subsidiaries to be acquired in the Acquisition) is in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto. All material leases to which the Company or any of its subsidiaries (including subsidiaries to be acquired in the Acquisition) is a party are valid and binding and no default by the Company or such subsidiary, as the case may be, has occurred and is continuing thereunder and, to the best knowledge of the Company and the Allied Guarantors, no material defaults by the landlord are existing under any such lease, except as could not reasonably be expected to have a Material Adverse Effect.

                 (xxx) Each of the Company and its subsidiaries (including subsidiaries to be acquired in the Acquisition) owns, possesses or has and, after giving effect to the Acquisition, will have the right to employ all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, software, systems or procedures), trademarks, service marks and trade names, inventions, computer programs, technical data and information (collectively, the "Intellectual Property") presently employed by it in connection with the businesses now operated by it or that are proposed to be operated by it free and clear of and without violating any right, claimed right, charge, encumbrance, pledge, security interest, restriction or lien of any kind of any other person, and none of the Company or any of its subsidiaries (including subsidiaries to be acquired in the Acquisition) has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing. The use of the Intellectual Property in connection with the business and operations of the Company or any of its subsidiaries (including subsidiaries to be acquired in the Acquisition) does not infringe on the rights of any person, except as could not reasonably be expected to have a Material Adverse Effect.

                 (xxxi) All material tax returns required to be filed by the Company or any of its subsidiaries (including subsidiaries to be acquired in the Acquisition) in all jurisdictions have been, or will be by the Closing Date, so filed. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which adequate reserves have been provided, those currently payable without penalty or interest or those that have been accrued in accordance with GAAP. To the knowledge of the Company and the Allied Guarantors, there are no material proposed additional tax assessments against the Company or any of its subsidiaries (including subsidiaries to be acquired in the Acquisition), or the assets or property of the Company or any of its subsidiaries, except those tax assessments for which adequate reserves have been established.

                 (xxxii) None of the Company or any of its subsidiaries (including subsidiaries to be acquired in the Acquisition) is and, after giving effect to the Acquisition and the closing of the offering of the Securities and the application of the proceeds therefrom, will be an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

                 (xxxiii) There are no holders of securities of the Company or any of its subsidiaries (including subsidiaries to be acquired in the Acquisition) who, by reason of the execution by the Company and the Guarantors of this Agreement or any other Operative Document or the consummation by the Company and the Guarantors of the transactions contemplated hereby and thereby, have the right to request or demand that the Company or any of its subsidiaries (including subsidiaries to be acquired in the Acquisition) register under the Act or analogous foreign laws and regulations securities held by them.

                 (xxxiv) Each of the Company and its subsidiaries (including subsidiaries to be acquired in the Acquisition) maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

                 (xxxv) Each of the Company and its subsidiaries (including subsidiaries to be acquired in the Acquisition) maintains insurance covering its properties, operations, personnel and businesses, insuring against such losses and risks as are consistent with industry practice to protect the Company and its subsidiaries (including subsidiaries to be acquired in the Acquisition) and their respective businesses. None of the Company or any of its subsidiaries (including subsidiaries to be acquired in the Acquisition) has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. The Offering Memorandum contains a summary of the terms of all such insurance, which is accurate in all material respects.

                 (xxxvi)   None of the Company or any of its subsidiaries
         (including subsidiaries to be acquired in the Acquisition) has (A) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company or any of its subsidiaries (including subsidiaries to be acquired in the Acquisition) to facilitate the sale or resale of the Securities or (B) since the date of the Preliminary Offering Memorandum (1) sold, bid for, purchased or paid any person any compensation for soliciting purchases of the Securities or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company or any of its subsidiaries (including subsidiaries to be acquired in the Acquisition).

                 (xxxvii) No registration under the Act of the Securities is required for the sale of the Securities to the Initial Purchasers as contemplated hereby or for the Exempt Resales assuming (A) that the purchasers who buy the Securities in the Exempt Resales are Eligible Purchasers and the Exempt Resales will be made in the manner contemplated by this Agreement and the Offering Memorandum (B) the compliance by the Initial Purchasers with their obligations under this Agreement and the accuracy of the Initial Purchasers' representations regarding the absence of general solicitation in connection with the sale of Securities to the Initial Purchasers and the Exempt Resales contained herein. No form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by the Company, any of the Guarantors or any of their respective representatives (other than the Initial Purchasers, as to which the Company and the Allied Guarantors make no representation or warranty) in connection with the offer and sale of any of the Securities or in connection with Exempt Resales, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as any of the Securities or Exchange Securities have been issued and sold by the Company or any of its subsidiaries (including subsidiaries to be acquired in the Acquisition) within the six-month period immediately prior to the date hereof.

                 (xxxviii) Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the Trust Indenture Act.

                 (xxxix)   None of the Company, the Guarantors or any of their
         respective affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company and the Allied Guarantors make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S with respect to any of the Securities or the Exchange Securities.

                 (xl) The Securities offered and sold in reliance on Regulation S have been and will be offered and sold only in offshore transactions; provided that the Company and the Allied Guarantors make no representations with respect to the Initial Purchasers.

                 (xli) The sale of the Securities pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Act; provided that the Company and the Allied Guarantors make no representations with respect to the Initial Purchasers.

                 (xlii) The Company, the Guarantors and their respective affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Company and the Allied Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Securities outside the United States and, in connection therewith, the Preliminary Offering Memorandum and the Offering Memorandum contains or will contain the disclosure required by Rule 902(h).

                 (xliii) Subsequent to the respective dates as of which information is given in the Offering Memorandum and up to the Closing Date, except as set forth in the Offering Memorandum, (A) none of the Company or any of its subsidiaries (including subsidiaries to be acquired in the Acquisition) has incurred any liabilities or obligations, direct or contingent, which are or, after giving effect to the Acquisition, will be material, individually or in the aggregate, to the Company and its subsidiaries (including subsidiaries to be acquired in the Acquisition), taken as a whole, nor entered into any transaction not in the ordinary course of business; (B) there has not been any change or development which, singly or in the aggregate, could reasonably be expected to result in a Material Adverse Effect; and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                 (xliv) None of the execution, delivery and performance of this Agreement, the issuance and sale of the Securities, the application of the proceeds from the issuance and sale of the Securities and the consummation of the transactions contemplated thereby as set forth in the Offering Memorandum, will violate Regulations G, T, U or X promulgated by the Board of Governors of the Federal Reserve System or analogous foreign laws and regulations.

                 (xlv) The accountants who have certified or will certify the financial statements included or to be included as part of the Offering Memorandum are independent certified public accountants within the meaning of the Act. The historical financial statements, together with related schedules and notes thereto, comply as to form in all material respects with the requirements applicable to registration statements on Form S-2 under the Act and present fairly in all material respects the financial position and results of operations of the Company and its subsidiaries, or of Ryder and its subsidiaries, as the case may be, at the dates and for the periods indicated. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods presented. The pro forma financial statements included in the Offering Memorandum have been prepared on a basis consistent with such historical statements of the Company, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and present fairly in all material respects the historical and proposed transactions contemplated by this Agreement and the other Operative Documents; and such pro forma financial statements comply as to form in all material respects with the requirements applicable to pro forma financial statements included in registration statements on Form S-2 under the Act, except as expressly stated therein. The other financial and statistical information and data included in the Offering Memorandum, historical and pro forma, are accurately presented in all material respects and prepared on a basis consistent with the financial statements, historical and pro forma, included in the Offering Memorandum and the books and records of the Company and its subsidiaries.

                 (xlvi) None of the Company or any of the Guarantors intends to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature. The present fair saleable value of the assets of each of the Company and the Guarantors exceeds the amount that will be required to be paid on or in respect of its existing debts and other liabilities (including contingent liabilities) as they become absolute and matured. The assets of each of the Company and the Guarantors do not constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Upon the issuance of the Securities and consummation of the Acquisition, the present fair saleable value of the assets of each of the Company and the Guarantors will exceed the amount that will be required to be paid on or in respect of its existing debts and other liabilities (including contingent liabilities) as they become absolute and matured. Upon the issuance of the Securities and the consummation of the Acquisition, the assets of each of the Company and the Guarantors will not constitute unreasonably small capital to carry out its business as now conducted, including the capital needs of each of the Company and the Guarantors, taking into account any anticipated capital requirements and capital availability.

                 (xlvii) Except pursuant to this Agreement, there are no contracts, agreements or understandings between the Company and its subsidiaries (including subsidiaries to be acquired in the Acquisition) and any other person that would give rise to a valid claim against the Company or any of its subsidiaries (including subsidiaries to be acquired in the Acquisition) or the Initial Purchasers for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Securities.

                 (xlviii) There exist no conditions that would constitute a default (or an event which with notice or the lapse of time, or both, would constitute a default) under any of the Operative Documents.

                 (xlix) Each of the Company and its subsidiaries (including subsidiaries to be acquired in the Acquisition) has complied with all of the provisions of Florida H.B. 1771, codified as Section 517.075 of the Florida statutes, and all regulations promulgated thereunder relating to doing business with the Government of Cuba or with any person or any affiliate located in Cuba.

                 (l) Each certificate signed by any officer of the Company or any of the Guarantors and delivered to the Initial Purchasers or counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company or such Guarantor, as the case may be, to the Initial Purchasers as to the matters covered thereby.

                 The Company and the Allied Guarantors acknowledge that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 8 hereof, counsel for the Issuers and counsel for the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and hereby consent to such reliance.

         (b) Each of the Initial Purchasers, severally and not jointly, represents, warrants and covenants to the Issuers and agrees that:

                 (i) Such Initial Purchaser is a QIB, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Securities.

                 (ii) Such Initial Purchaser (A) is not acquiring the Securities with a view to any distribution thereof that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Securities only to QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and in offshore transactions in reliance upon Regulation S under the Act.

                 (iii) No form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of any of the Securities, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.


                 (iv) In connection with the Exempt Resales, it will solicit offers to buy the Securities only from, and will offer to sell the Securities only to, Eligible Purchasers. Each of the Initial Purchasers further (A) agrees that it will offer to sell the Securities only to, and will solicit offers to buy the Securities only from (1) Eligible Purchasers that the Initial Purchasers reasonably believes are QIBs and (2) Reg S Investors and (B) that, in the case of such QIBs and such Reg S Investors, acknowledges and agrees that such Securities will not have been registered under the Act and may be resold, pledged or otherwise transferred only (x)(I) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A, (II) in an offshore transaction (as defined in Rule 902 under the Act) meeting the requirements of Rule 904 under the Act,
         (III) in a transaction meeting the requirements of Rule 144 under the Act or (IV) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel if the Company so requests), (y) to the Company or any of its subsidiaries,
         (z) pursuant to an effective registration statement under the Act and, in each case, in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction and
         (C) that the holder will, and each subsequent holder is required to, notify any purchaser of the security evidenced thereby of the resale restrictions set forth in (B) above.

                 (v) Such Initial Purchaser agrees that it has offered the Securities and will offer and sell the Securities (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities pursuant hereto and the Closing Date, only in accordance with Rule 903 of Regulation S or another exemption from the registration requirements of the Act. Such Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Securities (including any "tombstone" advertisement") to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Securities, except such advertisements as are permitted by and include the statements required by Regulation S.

                 (vi) Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Series A Notes sold pursuant hereto in reliance on Regulation S (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Series A Notes pursuant hereto and the Closing Date, to a U.S. person (as defined in Rule 902 of the Act) or for the account or benefit of a U.S. person (other than a distributor (as defined in Rule 902 of the Act)).

                 (vii) Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Securities by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903(c)(2) under the Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

                          "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or Rule 144A in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Securities covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S."

                 The Initial Purchasers understand that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to
Section 8 hereof, counsel for the Issuers and counsel for the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

         6.      Indemnification.

                 (a) The Company and the Allied Guarantors, jointly and severally, agree, and will cause the Ryder Guarantors to agree
         (by executing the signature page attached hereto as Exhibit G hereto), to indemnify and hold harmless (i) each of the Initial Purchasers,
         (ii) each person, if any, who controls either of the Initial Purchasers within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of each of the Initial Purchasers or any controlling person to the fullest extent lawful, from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Issuers will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to either of the Initial Purchasers furnished to the Company in writing by or on behalf of such Initial Purchaser expressly for use therein. This indemnity agreement will be in addition to any liability which the Issuers may otherwise have, including under this Agreement.

                 (b) Each of the Initial Purchasers, severally and not jointly, agrees to indemnify and hold harmless (i) the Issuers, (ii) each person, if any, who controls the Issuers within the meaning of
         Section 15 of the Act or Section 20(a) of the Exchange Act, and (iii) the respective officers, directors, partners, employees, representatives and agents of the Issuers or any controlling person, against any losses, liabilities, claims, damages and expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to such Initial Purchaser furnished to the Company in writing by or on behalf of such Initial Purchaser expressly for use therein; provided, however, that in no case shall either of the Initial Purchasers be liable or responsible for any amount in excess of the discounts and commissions received by such Initial Purchaser, as set forth on the cover page of the Offering Memorandum. This indemnity will be in addition to any liability which the Initial Purchasers may otherwise have, including under this Agreement.

                 (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may otherwise have). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless
         (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of counsel shall be borne by the indemnifying parties; provided, however, that the indemnifying party under subsection (a) or
         (b) above shall only be liable for the legal expenses of one counsel (in addition to any local counsel) for all indemnified parties in each jurisdiction in which any claim or action is brought. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its prior written consent, provided that such consent was not unreasonably withheld.

         7. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 6 is for any reason held to be unavailable from the Issuers or is insufficient to hold harmless a party indemnified thereunder, the Issuers, on the one hand, and each Initial Purchaser, on the other hand, shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Issuers, any contribution received by the Issuers from persons, other than the Initial Purchasers, who may also be liable for contribution, including persons who control the Issuers within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act) to which the Company, the Guarantors and such Initial Purchaser may be subject, in such proportion as is appropriate to reflect the relative benefits received by the Issuers, on one hand, and such Initial Purchaser, on the other hand, from the offering of the Series A Notes or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 6, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Issuers, on one hand, and such Initial Purchaser, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Issuers, on one hand, and each Initial Purchaser, on the other hand, shall be deemed to be in the same proportion as (i) the total proceeds from the offering of Series A Notes (net of discounts but before deducting expenses) received by the Issuers and (ii) the discounts and commissions received by such Initial Purchaser, respectively, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Issuers, on one hand, and of each Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Guarantors or such Initial Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 7, (i) in no case shall either of the Initial Purchasers be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Series A Notes purchased by such Initial Purchaser pursuant to this Agreement exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, (A) each person, if any, who controls either of the Initial Purchasers within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (B) the respective officers, directors, partners, employees, representatives and agents of each of the Initial Purchasers or any controlling person shall have the same rights to contribution as such Initial Purchaser, and (A) each person, if any, who controls the Issuers within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act and (B) the respective officers, directors, partners, employees, representatives and agents of the Issuers shall have the same rights to contribution as the Issuers, subject in each case to clauses (i) and (ii) of this Section 7. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this
Section 7, notify such party or parties from whom contribution may be sought, but the failure to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 7 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its prior written consent, provided that such written consent was not unreasonably withheld.

         8. Conditions of Initial Purchasers' Obligations. The obligations of the Initial Purchasers to purchase and pay for the Securities, as provided herein, shall be subject to the satisfaction of the following conditions:

                 (a) All of the representations and warranties of the Company and the Allied Guarantors contained in this Agreement shall be true and correct on the date hereof and on the Closing Date (after giving effect to the Acquisition) with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. Each of the Company and the Allied Guarantors shall have performed or complied with all of the agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date.

                 (b) The Offering Memorandum shall have been printed and copies distributed to the Initial Purchasers not later than 10:00 a.m., New York City time, on the day following the date of this Agreement or at such later date and time as to which the Initial Purchasers may agree, and no stop order suspending the qualification or exemption from qualification of the Securities in any jurisdiction referred to in Section 4(e) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

                 (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of the Securities or the consummation of the Acquisition; no action, suit or proceeding shall have been commenced and be pending against or affecting or, to the best knowledge of the Company and the Allied Guarantors, threatened against, the Company or any of its subsidiaries (including subsidiaries to be acquired in the Acquisition) before any court or arbitrator or any governmental body, agency or official that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; and no stop order shall have been issued preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or which could reasonably be expected to have a Material Adverse Effect.

                 (d) Since the dates as of which information is given in the Offering Memorandum, (i) there shall not have been any material adverse change, or any development that is reasonably likely to result in a material adverse change, in the capital stock or the long-term debt, or material increase in the short-term debt, of the Company or any of its subsidiaries (including subsidiaries to be acquired in the Acquisition) from that set forth in the Offering Memorandum, (ii) no dividend or distribution of any kind shall have been declared, paid or made by the Company or any of its subsidiaries (including subsidiaries to be acquired in the Acquisition) on any class of its capital stock and (iii) none of the Company or any of its subsidiaries (including subsidiaries to be acquired in the Acquisition) shall have incurred any liabilities or obligations, direct or contingent, that are or, after giving effect to the Acquisition, will be material, individually or in the aggregate, to the Company and its subsidiaries (including subsidiaries to be acquired in the Acquisition), taken as a whole, and that are required to be disclosed on a balance sheet or notes thereto in accordance with generally accepted accounting principles and are not disclosed on the latest balance sheet or notes thereto included in the Offering Memorandum. Since the date hereof and since the dates as of which information is given in the Offering Memorandum, there shall not have occurred any material adverse change in the business, prospects, financial condition or results of operation of the Company and its subsidiaries (including subsidiaries to be acquired in the Acquisition), taken as a whole.

                 (e) The Initial Purchasers shall have received certificates, dated the Closing Date, signed on behalf of the Issuers, in form and substance satisfactory to the Initial Purchasers, confirming, as of the Closing Date, the matters set forth in paragraphs (a), (b), (c) and (d) of this Section 8 and that, as of the Closing Date, the obligations of the Company and the Allied Guarantors to be performed hereunder on or prior thereto have been duly performed.

                 (f) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, in form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers, of Troutman Sanders LLP (or local counsel or bank counsel, as appropriate), counsel for the Issuers, substantially in the form of
                       Exhibit E hereto.

                 (g) At the time this Agreement is executed and at the Closing Date, the Initial Purchasers shall have received from Arthur Andersen, LLP and KPMG Peat Marwick LLP, independent public accountants, dated as of the date of this Agreement and as of the Closing Date, customary comfort letters addressed to the Initial Purchasers and in form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers with respect to the financial statements and certain financial information of the Company and its subsidiaries, and of Ryder and its subsidiaries, contained in the Offering Memorandum and/or incorporated therein by reference.

                 (h) The Initial Purchasers shall have received an opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, of Latham & Watkins, counsel for the Initial Purchasers, covering such matters as are customarily covered in such opinions.

                 (i) The Initial Purchasers shall have received a certificate of the Company, dated the Closing Date, in form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers, as to the solvency of the Company following consummation of the Acquisition.

                 (j) Latham & Watkins shall have been furnished with such documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 8 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

                 (k) Prior to the Closing Date, the Issuers shall have furnished to the Initial Purchasers such further information, certificates and documents as the Initial Purchasers may reasonably request.

                 (l) The Issuers and the Trustee shall have entered into the Indenture and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                 (m) The Issuers shall have entered into the Registration Rights Agreement and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                 (n) The Acquisition and the New Credit Facility shall be consummated prior to, or simultaneously with, the Closing of the Offering on substantially the terms described in the Offering Memorandum and the Initial Purchasers shall have received counterparts, conformed as executed, of the Acquisition Agreement and the New Credit Facility and such other documentation as they deem necessary to evidence the consummation thereof.

                 (o) All of the opinions to be delivered by the Company and it subsidiaries (including subsidiaries to be acquired in the Acquisition) pursuant to the New Credit Facility and the Acquisition Agreement shall be addressed and delivered to the Initial Purchasers.

                 (p) There shall not have been any announcement by any "nationally recognized statistical rating organization," as defined for purposes of Rule 463(g) under the Securities Act, that (i) it is downgrading its rating assigned to any class of securities of the Company or (ii) it is reviewing its ratings assigned to any class of securities of the Company with a view to possible downgrading, or with negative implications, or direction not determined.

                 (q) The Securities shall have been approved for trading on PORTAL.

                 All opinions, certificates, letters and other documents required by this Section 8 to be delivered by the Company and its subsidiaries (including subsidiaries to be acquired in the Acquisition) will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Initial Purchasers. The Company it subsidiaries (including subsidiaries to be acquired in the Acquisition) shall furnish the Initial Purchasers with such conformed copies of such opinions, certificates, letters and other documents as they shall reasonably request.

         9. Initial Purchasers' Information. The Company and the Allied Guarantors acknowledge that the statements with respect to the offering of the Securities set forth in the last paragraph of the cover page and the third paragraph and the third sentence of the fourth paragraph under the caption "Plan of Distribution" in the Offering Memorandum constitute the only information relating to any of the Initial Purchasers furnished to the Company in writing by or on behalf of any of the Initial Purchasers expressly for use in the Offering Memorandum.

         10. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Initial Purchasers, the Company and the Allied Guarantors contained in this Agreement, including the agreements contained in Sections 4(f) and 11(d), the indemnity agreements contained in Section 6 and the contribution agreements contained in
Section 7, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of either of the Initial Purchasers, any controlling person thereof, or by or on behalf of the Company and the Allied Guarantors or any controlling person thereof, and shall survive delivery of and payment for the Securities to and by the Initial Purchasers. The representations contained in Section 5 and the agreements contained in Sections 4(f), 6, 7 and 11(d) shall survive the termination of this Agreement, including any termination pursuant to Section 11.

         11.     Effective Date of Agreement; Termination.

                 (a) This Agreement shall become effective upon execution and delivery of a counterpart hereof by each of the parties hereto.

                 (b) The Initial Purchasers shall have the right to terminate this Agreement at any time prior to the Closing Date by notice to the Company from the Initial Purchasers, without liability (other than with respect to Sections 6 and 7) on the Initial Purchasers' part to the Company or any of the Guarantors if, on or prior to such date, (i) the Company or any of the Guarantors shall have failed, refused or been unable to perform in any material respect any agreement on their part to be performed hereunder, (ii) any other condition to the obligations of the Initial Purchasers hereunder as provided in Section 8 is not fulfilled when and as required in any material respect, (iii) in the reasonable judgment of the Initial Purchasers, any material adverse change shall have occurred since the respective dates as of which information is given in the Offering Memorandum in the condition (financial or otherwise), business, properties, assets, liabilities, prospects, net worth, results of operations or cash flows of the Company and its subsidiaries, taken as a whole, other than as set forth in the Offering Memorandum, or (iv)(A) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Initial Purchasers will in the immediate future materially disrupt, the market for the Company's securities or for securities in general; or (B) trading in securities generally on the New York or American Stock Exchange shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been established, or maximum ranges for prices for securities shall have been required, on such exchange, or by such exchange or other regulatory body or governmental authority having jurisdiction; or (C) a banking moratorium shall have been declared by federal or state authorities, or a moratorium in foreign exchange trading by major international banks or persons shall have been declared; or (D) there is an outbreak or escalation of armed hostilities involving the United States on or after the date hereof, or if there has been a declaration by the United States of a national emergency or war, the effect of which shall be, in the Initial Purchasers' judgment, to make it inadvisable or impracticable to proceed with the offering or delivery of the Securities on the terms and in the manner contemplated in the Offering Memorandum; or (E) there shall have been such a material adverse change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in the Initial Purchasers' judgment, makes it inadvisable or impracticable to proceed with the delivery of the Securities as contemplated hereby.

                 (c) Any notice of termination pursuant to this Section 11 shall be by telephone or telephonic facsimile and, in either case, confirmed in writing by letter.

                 (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to clause (iv) of Section 11(b), in which case each party will be responsible for its own expenses), or if the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company or any of the Guarantors to perform any agreement herein or comply with any provision hereof, the Issuers shall reimburse the Initial Purchasers for all out-of-pocket expenses (including the reasonable fees and expenses of the Initial Purchasers' counsel), incurred by the Initial Purchasers in connection herewith.

         12. Notice. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to the Initial Purchasers shall be mailed, delivered, telecopied and confirmed in writing or sent by a nationally recognized overnight courier service guaranteeing delivery on the next business day to Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, Attention: Corporate Finance Department, telecopy number: (212) 272-3092, with a copy to Latham &

Watkins, 885 Third Avenue, Suite 1000, New York, New York 10022, Attention:
Ian B. Blumenstein, telecopy number: (212) 751-4864; and if sent to the Company or any of the Guarantors, shall be mailed, delivered, telecopied and confirmed in writing or sent by a nationally recognized overnight courier service guaranteeing delivery on the next business day to Allied Holdings, Inc., 160 Clairemont Avenue, Suite 510, Decatur, Georgia 30030, Attention: Daniel H. Popky, telecopy number: (404) 370-4342, with a copy to Troutman Sanders LLP, 600 Peachtree Street, N.E., Atlanta, Georgia 30308-2216, Attention: Thomas M. Duffy, telecopy number: (404) 885-3900.

         13. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Initial Purchasers, the Company and the Allied Guarantors and the controlling persons and agents referred to in Sections 6 and 7, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Securities from the Initial Purchasers.

         14. CONSTRUCTION. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. TIME IS OF THE ESSENCE IN THIS AGREEMENT.

         15. Captions. The captions included in this Agreement are included solely for convenience of reference and are not to be considered a part of this Agreement.

         16. Counterparts. This Agreement may be executed in various counterparts which together shall constitute one and the same instrument.

                            [Signature pages follow]

                 If the foregoing correctly sets forth the understanding among the Initial Purchasers, the Company and the Allied Guarantors please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                        Very truly yours,


                             ALLIED HOLDINGS, INC.





                             By:
                                ---------------------------------------------
                                      Name:
                                      Title:


                             ALLIED AUTOMOTIVE GROUP, INC.



                             By:
                                ---------------------------------------------
                                      Name:
                                      Title:

                             ALLIED INDUSTRIES INCORPORATED



                             By:
                                ---------------------------------------------
                                      Name:
                                      Title:

                             HAUL RISK MANAGEMENT SERVICES, INC.



                             By:
                                ---------------------------------------------
                                      Name:
                                      Title:

                             LINK INFORMATION SYSTEMS, INC.



                             By:
                                ---------------------------------------------
                                      Name:
                                      Title:

                             ALLIED SOUTHWOODS, INC.




                             By:
                                ---------------------------------------------
                                      Name:
                                      Title:

                             AXIS GROUP, INC.



                             By:
                                ---------------------------------------------
                                      Name:
                                      Title:

                             ALLIED SYSTEMS, LTD. (L.P.)

                             BY: ALLIED AUTOMOTIVE GROUP, INC.,
                                      as general partner



                             By:
                                ---------------------------------------------
                                      Name:
                                      Title:

                             ALLIED, INC.



                             By:
                                ---------------------------------------------
                                      Name:
                                      Title:

                             INTER MOBILE, INC.



                             By:
                                ---------------------------------------------
                                      Name:
                                      Title:

                             LEGION TRANSPORTATION, INC.



                             By:
                                ---------------------------------------------
                                      Name:
                                      Title:

                             INNOVATIVE CAR CARRIERS, INC.





                             By:
                                ---------------------------------------------
                                      Name:
                                      Title:

                             AUTOMOTIVE TRANSPORT SERVICES, INC.



                             By:
                                ---------------------------------------------
                                      Name:
                                      Title:

                             AUTO HAULAWAY INC.



                             By:
                                ---------------------------------------------
                                      Name:
                                      Title:

                             AUTO HAULAWAY RELEASING SERVICES (1981) LIMITED



                             By:
                                ---------------------------------------------
                                      Name:
                                      Title:

                             AXIS INTERNATIONAL, INC.



                             By:
                                ---------------------------------------------
                                      Name:
                                      Title:

                             AXIS TRUCK LEASING, INC.



                             By:
                                ---------------------------------------------
                                      Name:
                                      Title:

                             AXIS NORTH AMERICA, INC.



                             By:
                                ---------------------------------------------
                                      Name:
                                      Title:

                             DECATUR DRIVER EXCHANGE COMPANY, INC.



                             By:
                                ---------------------------------------------
                                      Name:
                                      Title:

                             CLAIREMONT DRIVER EXCHANGE COMPANY, INC.



                             By:
                                ---------------------------------------------
                                      Name:
                                      Title:

                             KAR-TAINER INTERNATIONAL, INC.



                             By:
                                ---------------------------------------------
                                      Name:
                                      Title:

                             A H ACQUISITION CORP.



                             By:
                                ---------------------------------------------
                                      Name:
                                      Title:

                             CANADIAN ACQUISITION CORP.



                             By:
                                ---------------------------------------------
                                      Name:
                                      Title:

                             AXIS NATIONAL INCORPORATED



                             By:
                                ---------------------------------------------
                                      Name:
                                      Title:



Accepted and agreed to as of
the date first above written:


BEAR, STEARNS & CO. INC.
BT ALEX. BROWN INCORPORATED
NATIONSBANC CAPITAL MARKETS, INC.

         BY: BEAR STEARNS & CO., INC.




         By: /s/ James B. Nish
            ---------------------------------
              Name:  James B. Nish
              Title: Senior Managing Director

                       Ryder Guarantor Signature Page



        We hereby agree to be bound by the terms of the Purchase Agreement, dated as of September 19, 1997, by and among Allied Holdings, Inc., the Guarantors named on the signature page thereto and Bear, Stearns & Co., Inc., BT Alex. Brown Incorporated and NationsBanc Capital Markets, Inc. and to cooperate with Allied Holdings, Inc. and Guarantors in complying with their obligations thereunder.

Dated:  September 30, 1997


                                   RC MANAGEMENT CORP.


                                   By:
                                      -----------------------------------
                                           Name:
                                           Title:


                                   RYDER AUTOMOTIVE CARRIER SERVICES, INC.



                                   By:
                                      -----------------------------------
                                           Name:
                                           Title:


                                   RYDER AUTOMOTIVE ACQUISITION, LLC
                                   BY:  CANADIAN ACQUISITION CORP.,
                                          AS MEMBER



                                   By:
                                      -----------------------------------
                                           Name:
                                           Title:


                                   MCL RYDER TRANSPORT INC.


                                   By:
                                      -----------------------------------
                                           Name:
                                           Title:

                                   RYDER AUTOMOTIVE OPERATIONS, INC.



                                   By:
                                      -----------------------------------
                                           Name:
                                           Title:



                                   RYDER FREIGHT BROKER, INC.


                                   By:
                                      -----------------------------------
                                           Name:
                                           Title:



                                   QAT, INC.


                                   By:
                                      -----------------------------------
                                           Name:
                                           Title:


                                   OSHCO, INC.



                                   By:
                                      -----------------------------------
                                           Name:
                                           Title:


                                   TERMINAL SERVICE CO.



                                   By:
                                      -----------------------------------
                                           Name:
                                           Title:


                                   F.J. BOUTELL DRIVEAWAY CO., INC.


                                   By:
                                      -----------------------------------
                                           Name:
                                           Title:

                                   RMX, INC.



                                   By:
                                      -----------------------------------
                                           Name:
                                           Title:


                                   TRANSPORT SUPPORT, INC.


                                   By:
                                      -----------------------------------
                                           Name:
                                           Title:



                                   COMMERICAL CARRIERS, INC.


                                   By:
                                      -----------------------------------
                                           Name:
                                           Title:


                                   B&C, INC.


                                   By:
                                      -----------------------------------
                                           Name:
                                           Title:

                                   SCHEDULE I

                                                             Principal Amount
Initial Purchaser                                            of Securities
-----------------                                         -------------------
Bear, Stearns & Co. Inc.  . . . . . . . . . . . . . . . . . . .  $105,000,000
BT Alex. Brown Incorporated . . . . . . . . . . . . . . . . . .  $ 30,000,000
NationsBanc Capital Markets, Inc. . . . . . . . . . . . . . . .  $ 15,000,000
                                                                 ------------

         Total  . . . . . . . . . . . . . . . . . . . . . . . .  $150,000,000
                                                                 ============

                                  EXHIBIT A

                          List of Allied Guarantors


1.               Allied Automotive Group, Inc.

2.               Allied Industries Incorporated

3.               Haul Risk Management Services, Inc.

4.               Link Information Systems, Inc.

5.               Allied Southwoods, Inc.

6.               Axis Group, Inc.

7.               Allied Systems, Ltd. (L.P.)

8.               Allied, Inc.

9.               Inter Mobile, Inc.

10.              Legion Transportation, Inc.

11.              Innovative Car Carriers, Inc.

12.              Automotive Transport Services, Inc.

13.              Auto Haulaway Inc.

14.              Auto Haulaway Releasing Services (1981) Limited

15.              Axis International, Inc.

16.              Axis Truck Leasing, Inc.

17.              Axis North America, Inc.

18.              Decatur Driver Exchange Company, Inc.

19.              Clairemont Driver Exchange Company, Inc.

20.              Kar-Tainer International, Inc.

21.              A H Acquisition Corp.

22.              Canadian Acquisition Corp.

23.              Axis National Incorporated

                                   EXHIBIT B



                           List of Ryder Guarantors


1.               RC Management Corp.

2.               Ryder Automotive Carrier Services, Inc.

3.               Ryder Automotive Acquisition, LLC

4.               MCL Ryder Transport Inc.

5.               Ryder Automotive Operations, Inc.

6.               Ryder Freight Broker, Inc.

7.               QAT, Inc.

8.               OSHCO, Inc.

9.               Terminal Service Co.

10.              F.J. Boutell Driveaway Co., Inc.

11.              RMX, Inc.

12.              Transport Support, Inc.

13.              Commercial Carriers, Inc.

14.              B&C, Inc.

                                  EXHIBIT C

                     List of Allied Foreign Subsidiaries



1.               AH Industries Inc.

2.               Haul Insurance Limited

3.               Kar-Tainer International Limited

4.               Kar-Tainer International (Pty) Limited

                                   EXHIBIT D

                       List of Ryder Foreign Subsidiaries

None

                                   EXHIBIT E

                    Form of Opinion of Troutman Sanders LLP

                 1. Each of the Issuers (a) is duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, (b) has all requisite corporate power and authority to carry on its business as it is currently being conducted and as described in the Offering Memorandum and to own, lease and operate its properties, and (c) is duly qualified and in good standing as a foreign corporation, authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

                 2. Each of the Issuers has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Operative Documents to which it is a party and to consummate the transactions contemplated hereby and thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Notes and to issue and deliver the Guarantees as provided herein.

                 3. All of the outstanding capital stock of each subsidiary of the Company is owned by the Company, free and clear of any security interest, claim, lien, limitation on voting rights or encumbrance; and all such securities have been duly authorized, validly issued, and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights.

                 4. This Agreement has been duly and validly authorized, executed and delivered by each of the Company and the Allied Guarantors.

                 5. The Registration Rights Agreement has been duly and validly authorized, executed and delivered by each of the Issuers, and is the valid and binding obligation of each of the Issuers, enforceable against each of them in accordance with its terms, except to the extent that (a) enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); and
         (b) the enforceability of indemnification and contribution provisions may be limited by Federal and state securities laws and the policies underlying such laws.

                 6. The Indenture has been duly and validly authorized, executed and delivered by each of the Issuers, and is the valid and binding obligation of each of the Issuers, enforceable against each of them in accordance with its terms (assuming the due authorization, execution and delivery of the Indenture by the Trustee), except to the extent that (a) enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); and (b) the waiver contained in Section 4.06 of the Indenture may be deemed unenforceable.

                 7. The New Credit Facility has been duly and validly authorized, executed and delivered by each of the Company and its subsidiaries party thereto, and is the valid and binding obligation of each of the Company and such subsidiaries, enforceable against each of them in accordance with its terms, except to the extent that (a) enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (b) the waiver contained in Section 25 of the New Credit Facility may be deemed unenforceable.

                  8. The Acquisition Agreement has been duly and validly authorized, executed and delivered by the Company, A H Acquisition Corp., Canadian Acquisition Corp. and Axis North America, Inc., and is the valid and binding obligation of the Company, A H Acquisition Corp., Canadian Acquisition Corp. and Axis North America, Inc., enforceable against its in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

                  9. The Series A Notes have been duly and validly authorized and executed by the Company for issuance and sale to the Initial Purchasers pursuant to this Agreement, and, when authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, the Series A Notes will be the valid and binding obligations of the Company, enforceable against it in accordance with their terms and entitled to the benefits of the Indenture, except to the extent that
         (a) enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); and (b) the waiver contained in Section 4.06 of the Indenture may be deemed unenforceable. The Offering Memorandum contains a summary of the terms of the Series A Notes, which is accurate in all material respects.

                  10. The Series B Notes have been duly and validly authorized for issuance by the Company, and, when issued and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Series B Notes will be the valid and binding obligations of the Company, enforceable against it in accordance with their terms and entitled to the benefits of the Indenture, except to the extent that
         (a) enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); and (b) the waiver contained in Section 4.06 of the Indenture may be deemed unenforceable. The Offering Memorandum contains a summary of the terms of the Series B Notes, which is accurate in all material respects.

                  11. The Guarantees have been duly and validly authorized and executed by each of the Guarantors, and when the Series A Notes have been issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, the Guarantees will be the valid and binding obligations of each of the Guarantors, enforceable against each of them in accordance with their terms and entitled to the benefits of the Indenture, except to the extent that (a) enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); and (b) the waiver contained in Section 4.06 of the Indenture may be deemed unenforceable. The Offering Memorandum contains a summary of the terms of the Guarantees, which is accurate in all material respects.

                  12. The Series B Guarantees have been duly and validly authorized by each of the Guarantors, and when executed and delivered in accordance with the terms of the Indenture, and when the Series B Notes have been issued and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Series B Guarantees will be the valid and binding obligations of each of the Guarantors, enforceable against each of them in accordance with their terms and entitled to the benefits of the Indenture, except to the extent that
         (a) enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); and (b) the waiver contained in Section 4.06 of the Indenture may be deemed unenforceable. The Offering Memorandum contains a summary of the terms of the Series B Guarantees which is accurate in all material respects.

                  13. The Offering Memorandum contains a summary of the terms of each of the Indenture, the Registration Rights Agreement, the New Credit Facility and the Acquisition Agreement which, in each case, is accurate in all material respects. The statements under the captions "Description of Notes," "Notice to Investors" and "Plan of Distribution" in the Offering Memorandum, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, present fairly in all material respects, such legal matters, documents and proceedings.

                  14. To the best of such counsel's knowledge, neither the Company nor any of its subsidiaries is (a) in violation of its charter or bylaws or (b) in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, which, in the case of clause (b), singly or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                  15. No registration under the Act of the Securities is required for the sale of the Securities to the Initial Purchasers as contemplated hereby or for the Exempt Resales assuming (a) that each of the Initial Purchasers is a QIB, (b) that the purchasers who buy the Securities in the Exempt Resales are either QIBs or Reg S Investors,
         (c) the accuracy of the Initial Purchasers' representations regarding the absence of general solicitation in connection with the sale of Securities to the Initial Purchasers and the Exempt Resales contained herein and (d) the accuracy of the Company's and the Allied Guarantors' representations in Sections 5(a)(viii) and (xxxvi) (other than with respect to the first sentence).

                  16. Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, and each amendment or supplement thereto, as of its date (except for the financial statements and related notes, the financial statement schedules and other financial and statistical data included therein or omitted therefrom, as to which no opinion need be expressed), contains the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Act.

                  17. When the Securities are issued and delivered pursuant to this Agreement, no Securities will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company or of any of the Guarantors that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

                  18. None of (a) the execution, delivery or performance by the Company or any of the Guarantors of this Agreement or any of the other Operative Documents to which it is a party, (b) the consummation of the Acquisition, (c) the issuance and sale of the Notes and the issuance of the Guarantees and (d) consummation by the Company of the transactions described in the Offering Memorandum under the caption "Use of Proceeds," violates, conflicts with or constitutes a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or requires consent under, or results in the imposition of a lien or encumbrance on any properties of the Company or any of its subsidiaries, or an acceleration of any indebtedness of the Company or any of its subsidiaries pursuant to, (i) the charter or bylaws of the Company or any of its subsidiaries, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or their property is or may be bound that has been filed or incorporated by reference as an exhibit to any filing by the Company or any of its subsidiaries with the Commission, (iii) any statute, rule or regulation applicable to the Company or any its subsidiaries or any of their assets or properties or (iv) to the best of such counsel's knowledge, any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company or any of its subsidiaries or any of their assets or properties. Assuming compliance with applicable state securities and Blue Sky laws, as to which such counsel need express no opinion, and except for the filing of a registration statement under the Act and qualification of the Indenture under the Trust Indenture Act, or in connection with the Registration Rights Agreement, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, (a) any court or governmental agency, body or administrative agency or (b) any other person is required for (i) the execution, delivery and performance by the Company or any of the Guarantors of this Agreement or any of the other Operative Documents to which it is a party, (ii) the Acquisition or (iii) the issuance and sale of the Notes and the issuance of the Guarantees and the transactions contemplated hereby and thereby, except such as have been obtained and made or have been disclosed in the Offering Memorandum.

                  19. To the best of such counsel's knowledge, there is (a) no action, suit, investigation or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or threatened or contemplated to which the Company or any of its subsidiaries is or may be a party or to which the business or property of the Company or any of its subsidiaries, is or may be subject, (b) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body and (c) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Company or any of its subsidiaries is or may be subject or to which the business, assets, or property of the Company or any of its subsidiaries is or may be subject, that, in the case of clauses (a), (b) and (c) above, is required to be disclosed in the Preliminary Offering Memorandum and the Offering Memorandum and that is not so disclosed.

                  20. None of the Company or any of its subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act.

                  21. To the best of such counsel's knowledge, there are no holders of securities of the Company or any of its subsidiaries who, by reason of the execution by the Company and the Guarantors of this Agreement or any other Operative Document or the consummation by the Company and the Guarantors of the transactions contemplated hereby and thereby, have the right to request or demand that the Company or any of its subsidiaries register under the Act or analogous foreign laws and regulations securities held by them.

                  22. To the best of such counsel's knowledge, there are not currently any outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any capital stock or other equity interest of any subsidiary of the Company.

                  23. To the best of such counsel's knowledge, no stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

                  24. The documents incorporated by reference in the Offering Memorandum, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Exchange Act.

                  25. The Indenture complies as to form in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. Prior to the Exchange Offer or the effectiveness of the Shelf Registration Statement, the Indenture is not required to be qualified under the Trust Indenture Act.

         In addition, such counsel shall state that it has participated in conferences with officers and other representatives of the Company, Ryder System, Inc. and the Guarantors, representatives of the independent certified public accountants of the Company, Ryder System, Inc. and the Guarantors and the Initial Purchasers and their representatives at which the contents of the Preliminary Offering Memorandum and the Offering Memorandum and related matters were discussed and, although it has not undertaken to investigate or verify independently, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Preliminary Offering Memorandum or the Offering Memorandum (except as indicated above), on the basis of the foregoing (relying as to materiality to the extent such counsel deems appropriate upon facts provided to such counsel by officers or other representatives of the Company and the Ryder Guarantors and without independent verification of such facts), no facts have come to its attention which led it to believe that the Preliminary Offering Memorandum or the Offering Memorandum (in each case, including the documents incorporated by reference therein), as of its date or the Closing Date, contained an untrue statement of a material fact or omitted to state any fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except as to financial statements and related notes, the financial statement schedules and other financial and statistical data included therein).

                                    EXHIBIT G

                     Form of Ryder Guarantor Signature Page


         We hereby agree to be bound by the terms of the Purchase Agreement, dated as of September 19, 1997, by and among Allied Holdings, Inc., the Guarantors named on the signature page thereto and Bear, Stearns & Co., Inc., BT Alex. Brown Incorporated and NationsBanc Capital Markets, Inc. and to cooperate with Allied Holdings, Inc. and the Guarantors in complying with their obligations thereunder.

Dated: September 30, 1997

                                      RC MANAGEMENT CORP.



                                      By:
                                         ----------------------------------
                                             Name:
                                             Title:

                                      RYDER AUTOMOTIVE CARRIER SERVICES, INC.



                                      By:
                                         ----------------------------------
                                             Name:
                                             Title:

                                      RYDER AUTOMOTIVE ACQUISITION, LLC
                                      BY: CANADIAN ACQUISITION CORP.,
                                             AS MEMBER



                                      By:
                                         ----------------------------------
                                             Name:
                                             Title:

                                      MCL RYDER TRANSPORT INC.



                                      By:
                                         ----------------------------------
                                             Name:
                                             Title:

                                      RYDER AUTOMOTIVE OPERATIONS, INC.



                                      By:
                                         ----------------------------------
                                             Name:
                                             Title:

                                      RYDER FREIGHT BROKER, INC.



                                      By:
                                         ----------------------------------
                                             Name:
                                             Title:

                                      QAT, INC.



                                      By:
                                         ----------------------------------
                                             Name:
                                             Title:

                                      OSHCO, INC.



                                      By:
                                         ----------------------------------
                                             Name:
                                             Title:

                                      TERMINAL SERVICE CO.



                                      By:
                                         ----------------------------------
                                             Name:
                                             Title:

                                      F.J. BOUTELL DRIVEAWAY CO., INC.



                                      By:
                                         ----------------------------------
                                             Name:
                                             Title:

                                      RMX, INC.



                                      By:
                                         ----------------------------------
                                             Name:
                                             Title:

                                      TRANSPORT SUPPORT, INC.



                                      By:
                                         ----------------------------------
                                             Name:
                                             Title:

                                      COMMERCIAL CARRIERS, INC.



                                      By:
                                         ----------------------------------
                                             Name:
                                             Title:

                                      B&C, INC.



                                      By:
                                         ----------------------------------
                                             Name:
                                             Title:

                                                                        EXIBIT F

================================================================================










                          REGISTRATION RIGHTS AGREEMENT


                         Dated as of September 30, 1997

                                  by and among

                             Allied Holdings, Inc.,
               the Guarantors Named on the Signature Pages Hereto

                                       and

                            Bear, Stearns & Co. Inc.,
                           BT Alex. Brown Incorporated
                        NationsBanc Capital Markets, Inc.















================================================================================

         This Registration Rights Agreement (this "Agreement") is made and entered into as of September 30, 1997 by and among Allied Holdings, Inc., a Georgia corporation (the "Company"), the guarantors named on the signature pages hereto (collectively, the "Guarantors" and, together with the Company, the "Issuers"), and Bear, Stearns & Co., BT Alex. Brown Incorporated and NationsBanc Capital Markets, Inc. (collectively, the "Initial Purchasers"), who have agreed to purchase the Company's 85/8% Series A Senior Notes due 2007 (together with the guarantees thereof by the Guarantors, the "Series A Notes") pursuant to the Purchase Agreement (as defined below).

         This Agreement is made pursuant to the Purchase Agreement, dated September 19, 1997 (the "Purchase Agreement"), by and among the Issuers and the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Series A Notes, the Issuers have agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 3 of the Purchase Agreement.

         The parties hereby agree as follows:


SECTION 1.            DEFINITIONS

         As used in this Agreement, the following capitalized terms shall have the following meanings:

         Act: The Securities Act of 1933, as amended.

         Broker-Dealer: Any broker or dealer registered under the Exchange Act.

         Closing Date: The date of this Agreement.

         Commission: The Securities and Exchange Commission.

         Consummate: An Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (a) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Series B Notes to be issued in the Exchange Offer, (b) the maintenance of such Registration Statement as continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof, and (c) the delivery by the Issuers to the Registrar under the Indenture of Series B Notes in the same aggregate principal amount as the aggregate principal amount of Series A Notes that were tendered by Holders thereof pursuant to the Exchange Offer.

         Damages Payment Date: With respect to the Series A Notes, each Interest Payment Date.

         Effectiveness Target Date: As defined in Section 5.

         Exchange Act: The Securities Exchange Act of 1934, as amended.

         Exchange Offer: The registration by the Issuers under the Act of the Series B Notes pursuant to the Exchange Offer Registration Statement pursuant to which the Issuers offer the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities held by such Holders for Series B Notes in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities tendered in such exchange offer by such Holders.

         Exchange Offer Registration Statement: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

         Exempt Resales: The transactions in which the Initial Purchasers propose to sell the Series A Notes to (a) certain other "qualified institutional buyers," as such term is defined in Rule 144A under the Act and (b) non-U.S. persons outside the United States in reliance upon Regulation S under the Act.

         Holders: As defined in Section 2(b) hereof.

         Indenture: The Indenture, dated as of the date hereof, among the Issuers and The First National Bank of Chicago, as trustee (the "Trustee"), pursuant to which the Notes are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

         Initial Purchasers: As defined in the preamble hereto.

         Interest Payment Date: As defined in the Indenture and the Notes.

         NASD: National Association of Securities Dealers, Inc.

         Notes: The Series A Notes and the Series B Notes.

         Person: An individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         Prospectus: The prospectus included in a Registration Statement, including, without limitation, the Exchange Offer Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

         Record Holder: With respect to any Damages Payment Date relating to Notes, each Person who is a Holder of Notes on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur.

         Registration Default: As defined in Section 5 hereof.

         Registration Statement: Any registration statement of the Issuers relating to (a) an offering of Series B Notes pursuant to an Exchange Offer or
(b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement, in each case, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

         Series B Notes: The Company's 85/8% Series B Senior Notes due 2007 (together with the guarantees thereof by the Guarantors) to be issued pursuant to the Indenture (a) in the Exchange Offer or (b) pursuant to a Shelf Registration Statement, in each case, in exchange for Series A Notes.

         Shelf Filing Deadline: As defined in Section 4 hereof.

         Shelf Registration Statement: As defined in Section 4 hereof.

         TIA: The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Indenture.

         Transfer Restricted Securities: Each Note, until the earliest to occur of (a) the date on which such Note is exchanged in the Exchange Offer and entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Act, (b) the date on which such Note has been effectively registered under the Act and disposed of in accordance with a Shelf Registration Statement and (c) the date on which such Note is distributed to the public pursuant to Rule 144 under the Act or by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein).

         Underwritten Registration or Underwritten Offering: A registration in which securities of the Issuers are sold to an underwriter for reoffering to the public.


SECTION 2.            SECURITIES SUBJECT TO THIS AGREEMENT

         (a) Transfer Restricted Securities. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

         (b) Holders of Transfer Restricted Securities. A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns Transfer Restricted Securities of record.


SECTION 3.            REGISTERED EXCHANGE OFFER

         (a) Unless the Exchange Offer shall not be permissible under applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with), the Issuers shall (i) cause to be filed with the Commission on or prior to the 30th day after the Closing Date, the Exchange Offer Registration Statement, (ii) use their reasonable best efforts to cause such Exchange Offer Registration Statement to become effective on or prior to the 90th day after the Closing Date, (iii) in connection with the foregoing, file (A) all pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause such Exchange Offer Registration Statement to become effective, (B) if applicable, a post-effective amendment to such Exchange Offer Registration Statement pursuant to Rule 430A under the Act and (C) cause all necessary filings in connection with the registration and qualification of the Series B Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and
(iv) upon the effectiveness of such Exchange Offer Registration Statement, commence and Consummate the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the Series B Notes to be offered in exchange for the Transfer Restricted Securities and to permit resales of Notes held by Broker-Dealers as contemplated by Section 3(c) below.

         (b) The Issuers shall cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 business days after the date notice of the Exchange Offer has been mailed to Holders. The Issuers shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Notes shall be included in the Exchange Offer Registration Statement. The Issuers shall use their reasonable best efforts to cause the Exchange Offer to be Consummated on or prior to the 30th business day after the Exchange Offer Registration Statement has become effective.

         (c) The Issuers shall indicate in a "Plan of Distribution" section in the Prospectus contained in the Exchange Offer Registration Statement that any Broker-Dealer who holds Series A Notes that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Issuers) may exchange such Series A Notes pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with any resales of the Series B Notes received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such resales by Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Notes held by any such Broker-Dealer except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.

         The Issuers shall use their reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) below to the extent necessary to ensure that it is available for resales of Notes acquired by Broker-Dealers for their own accounts as a result of market-making activities or other trading activities, and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of one year from the date on which the Exchange Offer Registration Statement is declared effective.

         The Issuers shall provide sufficient copies of the latest version of such Prospectus to Broker-Dealers promptly upon request at any time during such one-year period in order to facilitate such resales.


SECTION 4.            SHELF REGISTRATION

         (a) Shelf Registration. If (i) the Issuers are not required to file an Exchange Offer Registration Statement or permitted to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy now or hereafter existing (after the procedures set forth in Section 6(a) below have been complied with) or (ii) any Holder of Transfer Restricted Securities notifies the Company on or prior to the 20th business day following the Consummation of the Exchange Offer (A) that such Holder is prohibited by applicable law or Commission policy from participating in the Exchange Offer, or (B) that such Holder may not resell the Series B Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or
(C) that such Holder is a Broker-Dealer and holds Series A Notes acquired directly from the Issuers or one of their affiliates, then the Issuers shall:

             (x) Use their reasonable best efforts to file a shelf registration statement with the Commission pursuant to Rule 415 under the Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the "Shelf Registration Statement") on or prior to the earliest to occur of (1) the 30th day after the date on which the Issuers determine that they are not required to file the Exchange Offer Registration Statement and (2) the 30th day after the date on which the Company receives notice from a Holder of Transfer Restricted

         Securities as contemplated by clause (ii) above (such earliest date being the "Shelf Filing Deadline"), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) hereof; and

                  (y) Cause such Shelf Registration Statement to be declared effective by the Commission on or prior to the 60th day after the Shelf Filing Deadline.

The Issuers shall use their best efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for resales of Notes by the Holders of Transfer Restricted Securities entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years following the Closing Date.

         (b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 business days after receipt of a request therefor, such information as the Issuers may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to Liquidated Damages pursuant to Section 5 hereof unless and until such Holder shall have used its best efforts to provide all such reasonably requested information. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Issuers all information required to be disclosed in order to make the information previously furnished to the Issuers by such Holder not misleading.


SECTION 5.            LIQUIDATED DAMAGES

         If (a) any of the Registration Statements required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (b) any of such Registration Statements has not been declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement (the "Effectiveness Target Date"), (c) the Exchange Offer has not been Consummated within 30 business days after the Effectiveness Target Date with respect to the Exchange Offer Registration Statement or (d) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself immediately declared effective (each such event referred to in clauses (a) through (d), a "Registration Default"), the Issuers hereby jointly and severally agree to pay Liquidated Damages to each Holder of Transfer Restricted Securities with respect to the first 90-day period immediately following the occurrence of the first Registration Default, in an amount equal to $.05 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues. The amount of the Liquidated Damages shall increase by an additional $.05 per week per $1,000 in principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Liquidated Damages of $.50 per week per $1,000 principal amount of Transfer Restricted Securities. All accrued Liquidated Damages shall be paid by the Issuers on each Damages Payment Date to Record Holders by wire transfer of immediately available funds or by federal funds check and to Holders of Certificated Securities by wire transfers to the accounts specified by them or by mailing checks to their registered addresses if no such accounts have been specified on each Damages Payment Date, as provided in the Indenture. Following the cure of all Registration Defaults relating to any particular Transfer Restricted Securities, the accrual of Liquidated Damages with respect to such Transfer Restricted Securities will cease.

         All obligations of the Issuers set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.


SECTION 6.            REGISTRATION PROCEDURES

         (a) Exchange Offer Registration Statement. In connection with the Exchange Offer, the Issuers shall comply with all of the provisions of Section 6(c) below, shall use their reasonable best efforts to effect such exchange to permit the sale of Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

             (i) If in the reasonable opinion of counsel to the Issuers there is a question as to whether the Exchange Offer is permitted by applicable law, the Issuers hereby agree to seek a no-action letter or other favorable decision from the Commission allowing the Issuers to Consummate an Exchange Offer for such Series A Notes. Each of the Issuers hereby agrees to pursue the issuance of such a decision to the Commission staff level but shall not be required to take commercially unreasonable action to effect a change of Commission policy. Each of the Issuers hereby agrees, however, to (A) participate in telephonic conferences with the Commission, (B) deliver to the Commission staff an analysis prepared by counsel to the Issuers setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursue a resolution (which need not be favorable) by the Commission staff of such submission.

             (ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Issuers, prior to the Consummation thereof, a written representation to the Issuers (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of any Issuer, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Series B Notes to be issued in the Exchange Offer and (C) it is acquiring the Series B Notes in its ordinary course of business. In addition, all such Holders of Transfer Restricted Securities shall otherwise cooperate in the Issuers'preparations for the Exchange Offer. Each Holder, by its acceptance of Series A Notes, shall be deemed to have acknowledged and agreed that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Series B Notes obtained by such Holder in exchange for Series A Notes acquired by such Holder directly from the Issuers.

                       (iii) Prior to effectiveness of the Exchange Offer Registration Statement, the Issuers shall provide a supplemental letter to the Commission (A) stating that the Issuers are registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley and Co., Inc. (available June 5, 1991) and, if applicable, any no-action letter obtained pursuant to clause (i) above and (B) including a representation that none of the Issuers has entered into any arrangement or understanding with any Person to distribute the Series B Notes to be received in the Exchange Offer and that, to the best of the Issuers' information and belief, each Holder participating in the Exchange Offer is acquiring the Series B Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Series B Notes received in the Exchange Offer.

              (b) Shelf Registration Statement. In connection with the Shelf Registration Statement, the Issuers shall comply with all the provisions of Section 6(c) below and shall use their reasonable best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Issuers will as expeditiously as possible prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof.

              (c)      General Provisions. In connection with any
Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Notes by Broker-Dealers), the Issuers shall:

                  (i) use their reasonable best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements (including, if required by the Act or any regulation thereunder, financial statements of the Guarantors) for the period specified in Section 3 or 4 hereof, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Issuers shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use their reasonable best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

                  (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as applicable, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                  (iii) advise the underwriter(s), if any, and selling Holders promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Issuers shall use their reasonable best efforts to promptly obtain the withdrawal or lifting of such order;

                  (iv) furnish to each of the selling Holders and each of the underwriter(s), if any, (all of whom shall be deemed to have acknowledged the confidentiality of the information contained in the foregoing documents) before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review and comment of such Holders and underwriter(s), if any, for a period of at least five business days, and the Issuers will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which a selling Holder of Transfer Restricted Securities covered by such Registration Statement or the underwriter(s), if any, shall reasonably object within five business days after the receipt thereof. A selling Holder or underwriter, if any, shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission or fails to comply with the applicable requirements of the Act;

                  (v) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the selling Holders and to the underwriter(s), if any, make the Issuers' representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders or underwriter(s), if any, reasonably may request;

                  (vi) make available at reasonable times for inspection by the selling Holders, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by such selling Holders or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Issuers and cause the Issuers' officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement subsequent to the filing thereof and prior to its effectiveness;

                  (vii) if requested by any selling Holders or the underwriter(s), if any, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Issuers are notified of the matters to be included in such Prospectus supplement or post-effective amendment;

                  (viii) in the case of a Shelf Registration Statement, cause the Transfer Restricted Securities covered by the Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Notes covered thereby or the underwriter(s), if any;

                  (ix) furnish to each selling Holder and each of the underwriter(s), if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                  (x) deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Issuers hereby consent to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto; provided, that such use of the Prospectus and any amendment or supplement thereto and such offering and sale conforms to the "Plan of Distribution" section contained in the Prospectus and complies with this Agreement and all applicable laws and regulations;

                  (xi) enter into such agreements (including an underwriting agreement), and make such representations and warranties, and take all such other customary actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Shelf Registration Statement contemplated by this Agreement, all to such extent as may be requested by the Initial Purchasers or by any Holder of Transfer Restricted Securities or underwriter in connection with any sale or resale pursuant to any Shelf Registration Statement contemplated by this Agreement; and whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, the Issuers shall:

                  (A) furnish to each of the Initial Purchasers, each
            selling Holder and each underwriter, if any, in such substance and scope as they may request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the effectiveness of the Shelf Registration Statement:

                                    (1) a certificate, dated the date of
                           effectiveness of the Shelf Registration Statement, signed by (x) an authorized executive officer and (y) a principal financial or accounting officer of each of the Issuers, confirming, as of the date thereof, the matters set forth in paragraphs (a), (b), (c) and
                           (d) of Section 8 of the Purchase Agreement and such other matters as such parties may reasonably request;

                                    (2) an opinion, dated the date of
                           effectiveness of the Shelf Registration Statement, of counsel for the Issuers, covering the matters set forth in paragraphs (1) through (25) of Exhibit E to the Purchase Agreement and such other matters as such parties may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Issuers, representatives of the independent public accountants for the Issuers, the Initial Purchasers' representatives and the Initial Purchasers' counsel in connection with the preparation of such Registration Statement and the related Prospectus and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing (relying as to materiality to a large extent upon facts provided to such counsel by officers and other representatives of the Issuers and without independent check or verification), no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date and, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

                                    (3) a customary comfort letter, dated as of
                           the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, from the Issuers' independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters by underwriters in connection with primary underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 8 of the Purchase Agreement, without exception;

                           (B) set forth in full or incorporate by reference in
                  the underwriting agreement, if any, the indemnification provisions and procedures of Section 8 hereof (and any other customary indemnification provisions and procedures that any underwriters may reasonably request) with respect to all parties to be indemnified pursuant to said Section; and

                           (C) deliver such other documents and certificates as
                  may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Issuers pursuant to this clause
                  (xi), if any.

                  If at any time the representations and warranties of the Issuers contemplated in clause (A)(1) above cease to be true and correct, the Issuers shall so advise the Initial Purchasers and the underwriter(s), if any, and each selling Holder promptly and, if requested by such Persons, shall confirm such advice in writing;

                           (xii) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders or underwriter(s) may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that none of the Issuers shall be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

                  (xiii) shall issue, upon the request of any Holder of Series A Notes covered by the Shelf Registration Statement, Series B Notes, having an aggregate principal amount equal to the aggregate principal amount of Series A Notes surrendered to the Issuers by such Holder in exchange therefor or being sold by such Holder; such Series B Notes to be registered in the name of such Holder or in the name of the purchaser(s) of such Notes, as the case may be; in return, the Series A Notes held by such Holder shall be surrendered to the Issuers for cancellation;

                  (xiv) cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two business days prior to any sale of Transfer Restricted Securities made by such underwriter(s);

                  (xv) use their best efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause
         (viii) above;

                  (xvi) if any fact or event contemplated by clause (c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (xvii) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of the Registration Statement and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with the Depositary Trust Company;

                  (xviii) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD, and use its reasonable best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the Holders selling Transfer Restricted Securities to consummate the disposition of such Transfer Restricted Securities;

                  (xix) otherwise use their reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement;

                  (xx) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the Holders of Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use their reasonable best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner;

                  (xxi) cause all Transfer Restricted Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Issuers are then listed if requested by the Holders of a majority in aggregate principal amount of Series A Notes or the managing underwriter(s), if any; and

                  (xxii) provide promptly to each Holder upon request each document filed with the Commission pursuant to the requirements of
         Section 13 and Section 15 of the Exchange Act.

             Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Issuers of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof, such Holder will keep such notice confidential and forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof, or until it is advised in writing (the "Advice") by the Issuers that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Issuers, each Holder will deliver to the Issuers (at the Issuers' expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. In the event the Issuers shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof or shall have received the Advice.


SECTION 7.            REGISTRATION EXPENSES

             (a) All expenses incident to the Issuers' performance of or compliance with this Agreement will be borne by the Issuers, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by any Initial Purchasers or Holder with the NASD (and, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel that may be required by the rules and regulations of the
NASD)); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Series B Notes to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Issuers and, subject to Section 7(b) below, the Holders of Transfer Restricted Securities; (v) all application and filing fees in connection with listing Notes on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Issuers (including the expenses of any special audit and comfort letters required by or incident to such performance).

         The Issuers will, in any event, bear their internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Issuers.

         (b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Issuers will reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities being tendered in the Exchange Offer and/or resold pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Latham & Watkins or such other counsel as may be chosen by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.


SECTION 8.            INDEMNIFICATION

         (a) The Issuers, jointly and severally, agree to indemnify and hold harmless (i) each Holder, (ii) each person, if any, who controls any Holder within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of each Holder or any controlling person to the fullest extent lawful, from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Issuers will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to any Holder furnished to the Issuers in writing by or on behalf of such Holder expressly for use therein. This indemnity agreement will be in addition to any liability which the Issuers may otherwise have, including, under this Agreement.

         (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless (i) the Issuers, (ii) each person, if any, who controls the Issuers within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (iii) each person, if any, who controls any Issuer, against any losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to any Holder furnished to the Issuers in writing by or on behalf of such Holder expressly for use therein; provided, however, that in no case shall any Holder be liable or responsible for any amount in excess of the dollar amount of the proceeds received by such Holder upon the sale of the Notes giving rise to such indemnification obligation. This indemnity will be in addition to any liability which any Holder may otherwise have, including under this Agreement.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may otherwise have). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of counsel shall be borne by the indemnifying parties; provided, however, that the indemnifying party under subsection (a) or (b) above shall only be liable for the legal expenses of one counsel (in addition to any local counsel) for all indemnified parties in each jurisdiction in which any claim or action is brought. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its prior written consent; provided, however, that such consent was not unreasonably withheld.

           (d) In order to provide for contribution in circumstances in which the indemnification provided for in this Section 8 is for any reason held to be unavailable from the Issuers or is insufficient to hold harmless a party indemnified hereunder, the Issuers, on the one hand, and each Holder, on the other hand, shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Issuers, any contribution received by the Issuers from persons, other than the Holders, who may also be liable for contribution, including persons who control the Issuers within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act) to which the Issuers and such Holder may be subject, in such proportion as is appropriate to reflect the relative benefits received by the Issuers, on one hand, and such Holder, on the other hand, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in this Section 8, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Issuers, on the one hand, and such Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Issuers, on one hand, and each Holder, on the other hand, shall be deemed to be in the same proportion as (i) the total proceeds from the offering of the Notes (net of discounts but before deducting expenses) received by the Issuers and (ii) the total proceeds received by such Holder upon the sale of the Notes giving rise to such indemnification obligation. The relative fault of the Issuers, on the one hand, and of each Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or such Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Issuers and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 8(d), (i) in no case shall any Holder be required to contribute any amount in excess of the dollar amount by which the proceeds received by such Holder upon the sale of the Notes exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8(d),
(A) each person, if any, who controls any Holder within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (B) the respective officers, directors, partners, employees, representatives and agents of each Holder or any controlling person shall have the same rights to contribution as such Holder, and each person, if any, who controls the Issuers within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as the Issuers, subject in each case to clauses
(i) and (ii) of this Section 8(d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 8(d), notify such party or parties from whom contribution may be sought, but the failure to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this
Section 8(d) or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its prior written consent; provided, however, that such written consent was not unreasonably withheld.


SECTION 9.                 RULE 144A

           The Issuers hereby agree with each Holder, for so long as (i) the Company is not subject to the reporting requirements of Section 13 or 15 of the Exchange Act and (ii) any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.


SECTION 10.           PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

           No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lockup letters and other documents required under the terms of such underwriting arrangements.


SECTION 11.           SELECTION OF UNDERWRITERS

           The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Issuers.


SECTION 12.           MISCELLANEOUS

           (a) Remedies. The Issuers agree that monetary damages (including the Liquidated Damages contemplated hereby) would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

           (b) No Inconsistent Agreements. The Issuers will not, on or after the date of this Agreement, enter into any agreement with respect to their respective securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. None of the Issuers has previously entered into any agreement granting any registration rights with respect to its securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Issuers' securities under any agreement in effect on the date hereof.

           (c) Adjustments Affecting the Notes. None of the Issuers will take any action with respect to the Notes that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer.

           (d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Issuers have obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being tendered or registered.

         (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                  (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

                  (ii) if to the any of the Issuers:

                                Allied Holdings, Inc.
                                160 Clairemont Avenue
                                Decatur, Georgia 30030
                                Telecopy No.: (404) 370-4206
                                Attention: Daniel H. Popky

                           With copies to:

                                Troutman Sanders LLP
                                600 Peachtree Street, N.E.
                                Atlanta, Georgia 30308
                                Telecopy No.: (404) 885-3900
                                Attention: Thomas M. Duffy

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

         Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

         (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

         (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (I) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

         (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (k) Entire Agreement. This Agreement, together with the other Operative Documents (as defined in the Purchase Agreement), is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Issuers with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.



                            [signature pages follow]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                           ALLIED HOLDINGS, INC.



                                           By:
                                              -------------------------
                                               Name:
                                               Title:

                                           ALLIED AUTOMOTIVE GROUP, INC.



                                           By:
                                              -------------------------
                                               Name:
                                               Title:

                                           ALLIED INDUSTRIES INCORPORATED



                                           By:
                                              -------------------------
                                               Name:
                                               Title:

                                           HAUL RISK MANAGEMENT SERVICES, INC.



                                           By:
                                              -------------------------
                                               Name:
                                               Title:

                                           LINK INFORMATION SYSTEMS, INC.



                                           By:
                                              -------------------------
                                               Name:
                                               Title:

                                           ALLIED SOUTHWOODS, INC.



                                           By:
                                              -------------------------
                                               Name:
                                               Title:

                                           AXIS GROUP, INC.



                                           By:
                                              -------------------------
                                               Name:
                                               Title:

                                           ALLIED SYSTEMS, LTD. (L.P.)

                                           BY: ALLIED AUTOMOTIVE GROUP, INC.,
                                                as general partner



                                           By:
                                              -------------------------
                                               Name:
                                               Title:

                                           ALLIED, INC.



                                           By:
                                              -------------------------
                                               Name:
                                               Title:

                                           INTER MOBILE, INC.



                                           By:
                                              -------------------------
                                               Name:
                                               Title:

                                           LEGION TRANSPORTATION, INC.



                                           By:
                                              -------------------------
                                               Name:
                                               Title:

                                           INNOVATIVE CAR CARRIERS, INC.



                                           By:
                                              -------------------------
                                               Name:
                                               Title:

                                           AUTOMOTIVE TRANSPORT SERVICES, INC.



                                           By:
                                              -------------------------
                                               Name:
                                               Title:

                                           AUTO HAULAWAY INC.



                                           By:
                                              -------------------------
                                               Name:
                                               Title:

                                           AUTO HAULAWAY RELEASING SERVICES
                                           (1981) LIMITED



                                           By:
                                              -------------------------
                                               Name:
                                               Title:

                                           AXIS INTERNATIONAL, INC.



                                           By:
                                              -------------------------
                                               Name:
                                               Title:

                                           AXIS TRUCK LEASING, INC.



                                           By:
                                              -------------------------
                                               Name:
                                               Title:

                                           AXIS NORTH AMERICA, INC.



                                           By:
                                              -------------------------
                                               Name:
                                               Title:

                                       DECATUR DRIVER EXCHANGE COMPANY, INC.



                                       By:
                                          -------------------------
                                           Name:
                                           Title:


                                       CLAIREMONT DRIVER EXCHANGE COMPANY, INC.



                                       By:
                                          -------------------------
                                           Name:
                                           Title:

                                       KAR-TAINER INTERNATIONAL, INC.



                                       By:
                                          -------------------------
                                           Name:
                                           Title:

                                       A H ACQUISITION CORP.



                                       By:
                                          -------------------------
                                           Name:
                                           Title:

                                       CANADIAN ACQUISITION CORP.



                                       By:
                                          -------------------------
                                           Name:
                                           Title:

                                       AXIS NATIONAL INCORPORATED



                                       By:
                                          -------------------------
                                           Name:
                                           Title:

                                   RC MANAGEMENT CORP.



                                   By:
                                      -------------------------
                                       Name:
                                       Title:

                                   RYDER AUTOMOTIVE CARRIER SERVICES, INC.



                                   By:
                                      -------------------------
                                       Name:
                                       Title:

                                   RYDER AUTOMOTIVE ACQUISITION, LLC
                                   BY: CANADIAN ACQUISITION CORP.,
                                        as member



                                   By:
                                      -------------------------
                                       Name:
                                       Title:


                                   MCL RYDER TRANSPORT INC.



                                   By:
                                      -------------------------
                                       Name:
                                       Title:

                                   RYDER AUTOMOTIVE OPERATIONS, INC.



                                   By:
                                      -------------------------
                                       Name:
                                       Title:

                                   RYDER FREIGHT BROKER, INC.



                                   By:
                                      -------------------------
                                       Name:
                                       Title:

                                           QAT, INC.



                                           By:
                                              -------------------------
                                               Name:
                                               Title:

                                           OSHCO, INC.



                                           By:
                                              -------------------------
                                               Name:
                                               Title:

                                           TERMINAL SERVICE CO.



                                           By:
                                              -------------------------
                                               Name:
                                               Title:

                                           F.J. BOUTELL DRIVEAWAY CO., INC.



                                           By:
                                              -------------------------
                                               Name:
                                               Title:

                                           RMX, INC.



                                           By:
                                              -------------------------
                                               Name:
                                               Title:

                                           TRANSPORT SUPPORT, INC.



                                           By:
                                              -------------------------
                                               Name:
                                               Title:

                                   COMMERCIAL CARRIERS, INC.



                                   By:
                                      -------------------------
                                       Name:
                                       Title:

                                   B&C, INC.



                                   By:
                                      -------------------------
                                       Name:
                                       Title:


BEAR, STEARNS & CO. INC.
BT ALEX. BROWN INCORPORATED
NATIONSBANC CAPITAL MARKETS, INC.

      BY: BEAR, STEARNS & CO. INC.




      By:
         -------------------------
          Name:
          Title: